UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:  (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On August 13, 2007, we issued a news release including financial information regarding our results of operations and financial condition for our second quarter, ended June 30, 2007.  We have elected to furnish this news release as an exhibit to this Current Report on Form 8-K.

Item 7.01   Regulation FD Disclosure

See Item 2.02 disclosure above.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits

Number	Description
99.1	Earnings Press Release for 2nd Quarter Ended June 30, 2007, dated August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2007

Xedar Corporation

By: /s/ Hugh Williamson III
President and CEO

Exhibit Index

Number	Description
99.1	Earnings Press Release for 2nd Quarter Ended June 30, 2007, dated August 13, 2007